SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 28, 2011

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 28, 2011, Winthrop Realty Trust (“Winthrop”) and its operating partnership, WRT Realty L.P., LP (the “Operating Partnership”), executed aSecond Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership in connection with Winthrop’s completion of an underwritten public offering of 1,600,000 shares (excluding 240,000 shares issuable pursuant to the overallotment option) of its 9.25% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $1.00 per share (the “Series D Preferred Shares”), on November 28, 2011 (the “Series D Preferred Shares Offering”), as disclosed in Winthrop’s Current Report on Form 8-K filed on November 23, 2011.  The Second Amendment to the Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to Winthrop by the Operating Partnership of up to 1,840,000 9.25% Series D Cumulative Redeemable Preferred Units (the “Series D Preferred Units”). The Series D Preferred Units have substantially similar rights, preferences and other privileges as the Series D Preferred Shares.

A copy of the Second Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 4.1.

Item 3.03  Material Modifications to Rights of Security Holders.

On November 28, 2011, Winthrop filed with the Secretary of State of the State of Ohio a Certificate of Designations (the “Certificate of Designations”), to Winthrop’s Second Amended and Restated Declaration of Trust classifying and designating 1,840,000 shares of Winthrop’s shares of beneficial interest as Series D Preferred Shares.  As set forth in the Certificate of Designations, the Series D Preferred Shares rank, with respect to dividend rights and rights upon Winthrop’s liquidation, dissolution or winding-up, senior to Winthrop’s common shares of beneficial interest, par value $1.00 per share (the “Common Shares”), and on parity with any future class or series of Winthrop’s shares of beneficial interest expressly designated as ranking on parity with the Series D Preferred Shares.  Holders of Series D Preferred Shares, when and as authorized by Winthrop’s board of trustees, are entitled to cumulative cash dividends at the rate of 9.25% per annum of the $25.00 liquidation preference per share, equivalent to a fixed annual amount of $2.3125 per share.  Dividends are payable quarterly in arrears on the last day of March, June, September and December of each year, beginning on December 30, 2011.  Dividends will accrue and be cumulative from and including November 28, 2011, the first date on which shares of the Series D Preferred Shares were issued.

If Winthrop is liquidated, dissolved or wound up, holders of the Series D Preferred Shares will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, to but excluding the date of payment, before any payments are made to the holders of the Common Shares or other shares ranking junior to the Series D Preferred Shares as to liquidation rights, none of which exist on the date hereof.  The rights of the holders of shares of the Series D Preferred Shares to receive their liquidation preference will be subject to the proportionate rights of each other series or class of Winthrop’s shares of beneficial interest ranking on parity with the Series D Preferred Shares as to liquidation.

Generally, Winthrop may not redeem the Series D Preferred Shares prior to November 28, 2016.  However, upon the occurrence of a “Change of Control” (as defined below), holders of Series D Preferred Shares will have the right (unless, prior to the Change of Control Conversion Date (as defined below), Winthrop has provided or provides notice of its election to redeem the Series D Preferred Shares) to convert some or all of the Series D Preferred Shares (the “Change of Control Conversion Right”), into a number of Common Shares per share of Series D Preferred Shares to be converted equal to the lesser of:

•
the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series D Preferred Shares dividend payment and prior to the corresponding Series D Preferred Shares dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Share Price (as defined below); and

•	5.6306 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Certificate of Designations.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of the Common Shares), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Shares as described in the Certificate of Designations.

If, prior to the Change of Control Conversion Date, Winthrop has provided a redemption notice, whether pursuant to its special optional redemption right in connection with a Change of Control or its optional redemption right, holders of Series D Preferred Shares will not have any right to convert the Series D Preferred Shares in connection with the Change of Control Conversion Right and any shares of Series D Preferred Shares selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series D Preferred Shares, the following have occurred and are continuing:

•
the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of Winthrop’s shares of beneficial interest entitling that person to exercise more than 50% of the total voting power of all of Winthrop’s shares of beneficial interest entitled to vote generally in the election of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•
following the closing of any transaction referred to in the bullet point above, neither Winthrop nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE Amex (“NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

The “Change of Control Conversion Date” is the date the Series D Preferred Shares is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which Winthrop provides the required notice of the occurrence of a Change of Control to the holders of Series D Preferred Shares.

The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Common Shares is solely cash, the amount of cash consideration per share of the Common Shares or (ii) if the consideration to be received in the Change of Control by holders of the Common Shares is other than solely cash (x) the average of the closing sale prices per share of the Common Shares (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Shares is then traded, or (y) the average of the last quoted bid prices for the Common Shares in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Shares is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Certificate of Designations is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations filed with the Ohio Secretary of State on November 22, 2011, which Certificate of Designations is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.  A specimen certificate for the Series D Preferred Shares certificate is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On November 22, 2011, Winthrop filed the Certificate of Designations with the Ohio Secretary of State designating the powers, preferences and privileges of the Series D Preferred Shares.  The Certificate of Designations was effective upon filing.  The information about the Certificate of Designations under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series D Preferred Shares, is incorporated herein by reference.  A copy of the Certificate of Designations is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series D Preferred Shares is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Matters

On November 28, 2011, Winthrop issued a press release announcing the consummation of its public offering of the Series D Preferred Shares.  A copy of the press release is attached hereto as Exhibit 99.1.

On November 28, 2011, Hahn Loeser& Parks LLP delivered its legality opinion with respect to the Series D Preferred Shares.  A copy of the legality opinion is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

4.1	Second Amendment to Agreement of Limited Partnership of WRT Realty, L.P.*

4.2
Certificate of Designations of 9.25% Series D Cumulative Convertible Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 4.1 to Winthrop’s Form 8-A filed with the Securities and Exchange Commission on November 23, 2011)

4.3
Form of Specimen Certificate for the 9.25% Series D Cumulative Convertible Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 4.2 to Winthrop’s Form 8-A filed with the Securities and Exchange Commission on November 23, 2011)

5.1           Opinion of Hahn Loeser& Parks LLP*

23.1	Consent of Hahn Loeser& Parks LLP (included in the opinion filed as Exhibit 5.1)*

99.1           Press Release dated November 28, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of November, 2011.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chief Executive Officer

Exhibit No.	Description
4.1	Second Amendment to Agreement of Limited Partnership of WRT Realty, L.P.*

4.2
Certificate of Designations of 9.25% Series D Cumulative Convertible Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 4.1 to Winthrop’s Form 8-A filed with the Securities and Exchange Commission on November 23, 2011)

4.3
Form of Specimen Certificate for the 9.25% Series D Cumulative Convertible Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 4.2 to Winthrop’s Form 8-A filed with the Securities and Exchange Commission on November 23, 2011)

5.1	Opinion of Hahn Loeser& Parks LLP*

23.1	Consent of Hahn Loeser& Parks LLP (included in the opinion filed as Exhibit 5.1)*

99.1	Press Release dated November 28, 2011.*

* Filed herewith.